       ------------------------------------------------------------------

   DIRECTORS                             OFFICERS
   Barton M. Biggs                       James W. Grisham
   CHAIRMAN OF THE BOARD                 VICE PRESIDENT
     Chairman and Director, Morgan       Michael F. Klein
     Stanley Asset Management Inc. and   VICE PRESIDENT
     Morgan Stanley Asset Management     Harold J. Schaaff, Jr.
     Limited; Managing Director,         VICE PRESIDENT
     Morgan Stanley & Co.                Joseph P. Stadler
     Incorporated; Director, Morgan      VICE PRESIDENT
     Stanley Group Inc.                  Valerie Y. Lewis
   Warren J. Olsen                       SECRETARY
   DIRECTOR AND PRESIDENT                Karl O. Hartmann
     Principal, Morgan Stanley Asset     ASSISTANT SECRETARY
     Management Inc. and Morgan          James R. Rooney
     Stanley & Co. Incorporated          TREASURER
   John D. Barrett II                    Joanna M. Haigney
   Chairman and Director,                ASSISTANT TREASURER
   Barrett Associates, Inc.
   Gerard E. Jones
   Partner, Richards & O'Neil LLP
   Andrew McNally IV
   Chairman and Chief Executive
   Officer, Rand McNally
   Samuel T. Reeves
   Chairman of the Board and CEO,
   Pinacle L.L.C.
   Fergus Reid
   Chairman and Chief Executive
   Officer, LumeLite Corporation
   Frederick O. Robertshaw
   Of Counsel, Bryan, Cave LLP

       ------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
       ------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           EUROPEAN EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The investment objective of the European Equity Portfolio is to seek long-term capital appreciation through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
----------------------------------------------------

                                                     TOTAL RETURNS(2)
                                              ------------------------------
                                                            AVERAGE ANNUAL
                                                  YTD       SINCE INCEPTION
                                                 -----     -----------------
PORTFOLIO-CLASS A...........................        5.63%          19.94%
PORTFOLIO-CLASS B(3)........................        5.64           21.62
INDEX.......................................        4.88           17.69

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the three month period ended March 31, 1997, the Portfolio had a total return of 5.63% for the Class A shares and 5.64% for the Class B shares as compared to a total return of 4.88% for the Morgan Stanley Capital International
(MSCI) Europe Index. The average annual total return for the period from inception on April 2, 1993 through March 31, 1997 was 19.94% for the Class A shares as compared to 17.69% for the Index.

During the first quarter of 1997 the European market continued to perform strongly. In local currency terms the market was up 12.17%. This performance was achieved despite weakness in the U.S. market which was down 4.5% in March and up only 2.7% on the MSCI Index for the quarter. The top performing European market during the quarter was Germany up over 11% in U.S. dollar terms helped by the strong performance of cyclical stocks particularly industrials. Switzerland also showed strong returns driven by the pharmaceutical stocks, the largest sector weighting in the Index. The two poorest performing countries were Spain and Austria. Spain's decline was partly due to profits being taken following a strong run in 1996, when the market was up over 40%.

The dominant feature of economic activity in Europe in the first quarter has been the significant strength of the U.S. dollar against the European currencies. In most cases the dollar has appreciated by 8-10 percent with the exception being sterling which has been stronger due to the market expectation of higher interest rates in the UK. Throughout continental Europe the economies continue to show slow growth partly held back by the tight fiscal and monetary policies introduced by authorities looking to meet the criteria stipulated by the Maastrict Treaty.

Growth in Europe is largely being driven by the export sector as weaker currencies are making European goods more competitive on the global stage. Both the UK and the Netherlands, however, are showing good levels of domestic growth.

During the quarter we have continued to add new stocks to the Portfolio. We have increased the weighting in the UK, primarily adding to companies with a strong franchise that have been held back by sterling strength.

Baloise is a life and non-life Swiss insurer with a strong market share in its domestic market and a good position in Germany, Austria and the Benelux. In the late 1980s and early 1990s it embarked on an acquisition strategy that earned it a number of loss-making foreign businesses and a market value at a significant discount to its NAV. Management is now divesting underperforming businesses to realize their goal of doubling the group's return on equity by 1998. In the context of a generally poor environment for European insurers, Baloise's very undemanding valuation together with the extent of its restructuring makes it an attractive buy.

Burmah Castrol is an international manufacturer and marketer of specialized lubricants and chemicals, with strong free cash flow and good defensive qualities. Burmah Castrol is the world's leading lubricant brand marketed in over 150 countries, where growth will be driven by its very strong position in Asia Pacific. In the maturer Western markets of the U.S. and Continental Europe, slower growth will be offset by scope to trade up to more expensive products. Profit growth in specialist chemicals division is expected to be driven by cost cutting.

Radex Heraklith is in effect two companies, Radex making refractories and Heraklith making building insulation materials. Refractories has, over recent years, been a ghastly business, having as its main customer the European steel industry which is in structural overcapacity, being in a very fragmented market, and having to deal with a structural decline in demand arising from technological changes in the steel industry. The group has margin targets to meet, largely to be realized through cost reductions, and a shift in product mix of refractories towards higher margin product. The insulation side of the business has a strong franchise in Germany and Austria, and while experiencing organic growth in the market, it is nevertheless exposed to residential construction activity in that region.

When Viag was privatized in 1986, it consisted of a 39% stake in Bayenwerk, 100% of VAW, the national Aluminium producer, and 100% of SKW, a basic chemicals producer of middling size. Since that time, the structure of the group has changed drastically, chiefly through a high level of M&A activity. The message from management is that the nature and direction of the group has changed. Its nature has changed because it now has full access to Bayenwerk's prodigious cash generation; this having occurred when the remainder of the company was bought in 1994. (Previously, expansion had to be financed by repeated rights issues). The direction of the group has changed because the business portfolios of the main subsidiaries have largely been transformed by way of acquisition from low margin low growth areas to more attractive positions. In addition, the dawning of liberalization in telecoms and electricity has, for the first time, created opportunities for expansion in what were previously static monopolized sectors.

Zurich is a high quality insurance company involved primarily in non life insurance and is one of the most global insurers in the world today. As a very highly reserved mainly non life company, the return on the investment portfolio is of primary importance to Zurich's earnings. This has been an underperforming area of Zurich due to its policy of not taking on risk on the asset side of the business. The catalyst for changing this to a strategy where asset management becomes more of a profit center in its own right is the recent acquisition of Kemper in the U.S. With the group internally managed (and management compensated) on a return on equity basis, Zurich is one of the few financial companies that is aligned with its shareholders' interests.

Rautaruukki is the smallest integrated carbon steel producer in Europe. It consists principally of a blast furnace and hot rolling mill in northern Finland, in addition to a number of finishing units spread around Scandinavia and the Baltic Coast. It has an overwhelming position in the basic hot rolled flat product in its home market and its production facilities outside Finland consist of higher value added activities: cold rolling, galvanizing, coating, and various degrees of fabrication. Basic hot rolled steel not sold domestically or internally to the downstream divisions is used for "cherry-picking" or opportunistic orders in world spot markets. Since the last peak of the steel cycle and right through the Finnish recession, Rautaruukki has had a consistently higher profitability than the other main suppliers to the Nordic area. This appears to derive from its strong position in a consolidated Nordic market, the superior cost efficiency of its core blast furnace and hot rolling facility in Finland, as well as its extensive downstream integration.

The KNP BT group is the result of a three way merger in 1993 of packaging, paper and distribution interests. The resultant group, born out of necessity for all the participants, has subsequently lacked strategic direction, and general estimation of the combined management has not been high. The company has plainly stated that it wants to reduce its exposure to paper manufacturing and to concentrate on its packaging and service divisions. This is important, because these divisions produced returns on investment of around 15% over the last cycle, versus 7% for the paper manufacturing operation, which has, in addition, been the chief cause of cyclicality in group earnings.

Robert Sargent
PORTFOLIO MANAGER
April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
COMMON STOCKS (91.6%)
  AUSTRIA (1.1%)
         25,100    Boehler-Uddeholm AG                  $   1,736
         20,190    Radex-Heraklith Industriebet               788
                                                        ---------
                                                            2,524
                                                        ---------
  BELGIUM (1.7%)
          6,000    Arbed S.A.                                 661
         14,900    Delhaize--Le Lion S.A.                     832
         52,300    G.I.B. Holdings Ltd.                     2,402
             55    G.I.B. Holdings Ltd. VVPR (New)              2
                                                        ---------
                                                            3,897
                                                        ---------
  DENMARK (2.4%)
         46,000    BG Bank A/S                              2,172
          7,200    Jyske Bank A/S (Registered)                576
         52,700    Unidanmark A/S, Class A
                    (Registered)                            2,828
                                                        ---------
                                                            5,576
                                                        ---------
  FINLAND (3.0%)
         78,000    Amer-Yhtymae Oy, Class A                 1,622
         58,100    Huhtamaki Oy, Series 1                   2,851
          4,050    Kone Oy, Class B                           496
        250,000    Merita Ltd., Class A                       858
        121,700    Rautaruukki Oy                           1,118
                                                        ---------
                                                            6,945
                                                        ---------
  FRANCE (11.8%)
         44,904    Banque Nationale de Paris                2,000
          4,900    Bongrain S.A.                            1,950
         22,000    Cie de Saint Gobain                      3,338
         23,300    Elf Aquitaine S.A.                       2,395
         14,990    Eridania Beghin-Say S.A.                 2,363
         17,400    Groupe Danone                            2,764
         48,511    Lafarge S.A.                             3,368
         53,600    Legris Industries S.A.                   2,475
         17,800    SGS-Thompson Microelectronics N.V.       1,252
         30,500    Total S.A., Class B                      2,645
        140,000    Usinor Sacilor                           2,294
                                                        ---------
                                                           26,844
                                                        ---------
  GERMANY (9.5%)
         48,900    BASF AG                                  1,873
         69,700    Bayer AG                                 2,933
          2,400    Buderus AG                               1,191
        100,400    Gerresheimer Glas AG                     2,046

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
          3,150    Karstadt AG                          $   1,091
        130,000    Lufthansa AG                             1,878
          2,300    Mannesmann AG                              879
         11,800    Metro AG                                 1,211
         44,000    VEBA AG                                  2,527
          4,090    Varta AG                                   705
          5,500    Viag AG                                  2,608
          5,000    Volkswagen AG                            2,758
                                                        ---------
                                                           21,700
                                                        ---------
  ITALY (6.5%)
        605,000    Editoriale L'Expresso S.p.A.             2,085
        331,500    Marzotto (Gaetano) & Figli S.p.A.        2,623
      2,610,000    Olivetti S.p.A.                            939
        239,100    Pirelli S.p.A.                             521
         60,100    Seat S.p.A.                                 13
      1,009,000    Sogefi S.p.A.                            2,269
        765,000    Stet Di Risp (NCS)                       2,716
        811,000    Telecom Italia S.p.A.                    2,028
        814,000    Telecom Italia S.p.A. Di Risp
                    (NCS)                                   1,736
                                                        ---------
                                                           14,930
                                                        ---------
  NETHERLANDS (10.5%)
         35,791    ABN Amro Holdings N.V.                   2,462
         18,600    Akzo Nobel N.V.                          2,672
         10,357    Hollandsche Beton Groep N.V.             2,364
         66,000    ING Groep N.V.                           2,601
        100,100    KLM Royal Dutch Airlines N.V.            2,989
         35,000    Koninklijke Bijenkorf Beheer N.V.        2,641
         97,600    Koninklijke KNP BT N.V.                  2,076
         41,900    Koninklijke Van Ommeren N.V.             1,832
         91,000    Philips Electronics N.V.                 4,246
                                                        ---------
                                                           23,883
                                                        ---------
  NORWAY (2.2%)
        440,800    Den Norske Bank ASA                      1,911
         59,100    Saga Petroleum A/S, Class B                923
        333,900    Storebrand ASA                           2,298
                                                        ---------
                                                            5,132
                                                        ---------
  PORTUGAL (0.4%)
         53,000    Banco Totta & Acores, S.A., Class
                    B (Registered)                            799
                                                        ---------
  SPAIN (5.1%)
         11,518    Bodegas y Bebidas S.A.                     307
         54,139    Grupo Duro Felguera S.A.                   575
        204,000    Iberdrola S.A.                           2,253

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  SPAIN (CONTINUED)
         34,000    Repsol S.A.                          $   1,420
        183,900    Telefonica de Espana S.A.                4,445
        314,600    Uralita S.A.                             2,561
                                                        ---------
                                                           11,561
                                                        ---------
  SWEDEN (4.8%)
         11,000    Electrolux AB, Series B                    701
        117,500    Nordbanken AB                            4,057
         77,500    S.K.F. AB, Class B                       2,038
         43,900    Skandia Forsakrings AB                   1,385
         63,400    Sparbanken Sverige AB, Class A           1,179
         50,000    Svenska Handelsbanken, Class A           1,527
                                                        ---------
                                                           10,887
                                                        ---------
  SWITZERLAND (12.8%)
          2,440    Ascom Holdings AG (Bearer)               2,613
            540    Baloise Holding Ltd. (Registered)        1,103
          1,710    Bobst AG (Bearer)                        2,525
          1,919    Ciba Specialty Chemicals AG
                    (Registered)                              159
          7,550    Forbo Holding AG (Registered)            3,111
          3,800    Holderbank Financiere Glarus AG,
                    Class B (Bearer)                        2,915
          4,000    Magazine Globus (Participating
                    Certificates)                           1,751
          3,100    Nestle S.A. (Registered)                 3,629
            746    Novartis AG (Bearer)                       929
          1,173    Novartis AG (Registered)                 1,456
         23,530    Oerlikon-Buehrle Holding AG
                    (Registered)                            2,367
            430    Schindler Holding AG (Registered)          502
            600    Schindler Holding AG
                    (Participating Certificates)              720
          1,760    Schweizerische Industrie-
                    Gesellschaft Holdings AG
                    (Registered)                            2,177
          1,800    Sulzer AG (Participating
                    Certificates)                           1,187
          1,230    Sulzer AG (Registered)                     808
          3,750    Zuerich Versicherung (Registered)        1,180
                                                        ---------
                                                           29,132
                                                        ---------
  UNITED KINGDOM (19.8%)
        262,700    Associated British Foods plc             2,368
        170,000    Bass plc                                 2,278
        402,392    BAT Industries plc                       3,432
        421,600    British Telecommunications plc           3,090
        135,450    Burmah Castrol plc                       2,267
        462,134    Christian Salvesen plc                   2,178
        630,000    Courtaulds Textiles plc                  2,928
                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
        430,400    Grand Metropolitan plc               $   3,476
        371,500    Imperial Tobacco Group plc               2,551
        902,552    John Mowlem & Co. plc                    1,707
        460,000    Kwik Save Group plc                      2,334
        219,700    Racal Electronic plc                     1,046
        258,000    Reckitt & Colman plc                     3,461
        346,822    Royal & Sun Alliance Insurance
                    Group plc                               2,550
        128,750    Scottish Hydro-Electric plc                765
        163,753    Southern Electric plc                    1,047
        447,318    Tate & Lyle plc                          3,194
        120,000    Unilever plc                             3,188
        349,300    WPP Group plc                            1,457
                                                        ---------
                                                           45,317
                                                        ---------
TOTAL COMMON STOCKS (Cost $177,130)                       209,127
                                                        ---------
PREFERRED STOCKS (3.2%)
  GERMANY (3.2%)
          8,263    Dyckerhoff AG                            2,987
         36,000    Hornbach Holding AG                      2,363
         41,300    Spar Handels AG                            597
          3,200    Volkswagen AG                            1,389
                                                        ---------
TOTAL PREFERRED STOCKS (Cost $5,372)                        7,336
                                                        ---------
     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENTS (4.6%)
  REPURCHASE AGREEMENT (4.6%)
$        10,467    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/01/97, to be
                    repurchased at $10,469,
                    collateralized by U.S. Treasury
                    Notes, 6.125%, due 8/31/98,
                    valued at $10,685 (Cost $10,467)       10,467
                                                        ---------
FOREIGN CURRENCY (0.9%)
  GBP       576    British Pound                              948
  DEM     1,334    Deutsche Mark                              800
  FIM        42    Finnish Markka                               8
 ITL     48,973    Italian Lira                                30
   NOK      468    Norwegian Krone                             71
 ESP     17,820    Spanish Peseta                             126
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $1,953)                        1,983
                                                        ---------
TOTAL INVESTMENTS (100.3%) (Cost $194,922)                228,913
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.3%)
  Other Assets                                             11,816
  Liabilities                                             (12,530)
                                                        ---------
                                                             (714)
                                                        ---------
NET ASSETS (100%)                                       $ 228,199
                                                        ---------
                                                        ---------

                                                          VALUE
                                                          (000)
                                                        ---------
CLASS A:
NET ASSETS                                               $225,424
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 12,776,808 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $17.64
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $2,775
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 157,611 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                   $17.61
                                                        ---------
                                                        ---------

----------------------------------
NCS -- Non Convertible Shares.